Exhibit 99.1

FORTRESS INVESTMENT GROUP LLC

Investor Contact:	Media Contact:

Lilly H. Donohue	Gordon E. Runté
212-798-6118	212-798-6082

Fortress Reports Third Quarter 2010 Financial Results

New York, NY. November 5, 2010 – Fortress Investment Group LLC (NYSE: FIG) today reported its third quarter 2010 results.

Summary Highlights

•	Assets under management of $44.0 billion as of September 30, 2010

•	Raised $1.2 billion of new third-party capital in the third quarter, of which $551 million was added to assets under management in the quarter

•	Fund management distributable earnings of $71 million

•	Pre-tax distributable earnings (DE) of $78 million, or $0.15 per dividend paying share

•	GAAP net loss, excluding principals agreement compensation, of $32 million. GAAP net loss of $272 million. GAAP net loss attributable to Class A Shareholders of $95 million

•	Announced Fortress Funds’ acquisition of American General Finance Inc., a leading provider of consumer credit in the U.S., Puerto Rico and the Virgin Islands

•	Fortress Funds completed the acquisition of a portfolio of performing and non-performing European residential assets from affiliates of Residential Capital, LLC

Subsequent Events in the Fourth Quarter

•	Fortress closed a new credit agreement including a $280 million term loan maturing in October 2015 and a $60 million revolving credit facility maturing in October 2013

•	Opened an office in Singapore where Adam Levinson, Co-CIO of Fortress macro funds, will lead Asian macro strategies

Third Quarter 2010 Results

For the quarter ended September 30, 2010, our GAAP net loss was $272 million compared to a loss of $190 million for third quarter 2009. Our GAAP net loss attributable to Class A Shareholders was $95 million, or $0.62 loss per diluted share, as compared to a loss of $59 million, or $0.43 loss per diluted share, for the third quarter 2009. Excluding principals agreement compensation, third quarter GAAP net loss was $32 million, as compared to net income of $50 million for third quarter 2009.

For the third quarter, fund management distributable earnings was $71 million compared to $51 million in the third quarter of 2009.

Pre-tax DE for the third quarter was $78 million, or $0.15 per dividend paying share, versus $57 million for the third quarter of 2009, or $0.11 per dividend paying share.

Our segment distributable earnings increased period-over-period while our GAAP results decreased. This is primarily a result of the way we record incentive income from PE style funds, as well as from hedge funds in interim periods. In determining distributable earnings, we generally recognize PE style incentive income when gains are realized and hedge fund incentive income based on current returns, and we recognize our employees’ share of this income as compensation expense at the same time. In contrast, GAAP requires that we recognize the compensation when incurred, but we must defer the recognition of the revenue until all contingencies, primarily minimum returns over the lives of the PE style funds and annual performance requirements of the hedge funds, are resolved – regardless of the probability of such returns being met. As a result, when we have significant PE style realizations or positive returns in our hedge funds, as we had in the first nine months of 2010 and which we regard as a positive event, the related incentive income impact improves our segment distributable earnings while reducing our GAAP results for the same period.

“This was a very solid quarter for Fortress, driven by strong investment performance,” stated Daniel Mudd, Chief Executive Officer. “Our hedge funds produced significant incentive income, our credit business remains in a sweet spot, attractive private equity opportunities are emerging, and assets under management continue to build. Fortress’s strengths—structuring expertise, operational depth, broad deal flow and experienced management—play to both the ‘Great Deleveraging’ and choppy markets. This combination can produce exceptional results for our investors.”

The table below details Fortress’s GAAP Net Income (Loss) and Distributable Earnings for the third quarter and nine months ended 2010 and 2009:

	Third Quarter		$ Change	Nine Months Ended		$ Change
(in millions, except per share amount)	2010	2009		2010	2009
Distributable Earnings
Fund management DE	$71	$51	$20	$236	$148	$88

Pre-tax DE	$78	$57	$21	$247	$125	$122
Per dividend paying share/unit	$0.15	$0.11	$0.04	$0.48	$0.26	$0.22

Weighted Average Dividend Paying Shares and Units Outstanding	519	511		517	485

GAAP
Net income (loss)	$(272)	$(190)	$(82)	$(784)	$(648)	$(136)

Net income (loss) attributable to Class A Shareholders	$(95)	$(59)	$(36)	$(271)	$(170)	$(101)
Per diluted share	$(0.62)	$(0.43)	$(0.19)	$(1.75)	$(1.53)	$(0.22)

Net income (loss) excluding principals agreement compensation	$(32)	$50	$(82)	$(72)	$64	$(136)

For reconciliations of non-GAAP measures, please see Exhibit 2, “Reconciliation of Fund Management DE to Pre-tax DE and GAAP Net Income (Loss) and Reconciliation of Segment Revenues to GAAP Revenues,” Exhibit 3, “Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement Compensation to GAAP Net Income (Loss)” and Exhibit 4, “Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)” at the end of this release. Distributable earnings is a supplemental measure of our operating performance that we believe provides a meaningful basis for comparison between present and future periods.

The Company’s quarterly segment revenues and distributable earnings will fluctuate materially depending upon the performance of our funds and the realization events within our private equity businesses, as well as other factors. Accordingly, the revenues and profits in any particular quarter should not be expected to be indicative of future results.

The following discussion of our results is based on segment reporting as presented in our Quarterly Report on Form 10-Q. Our GAAP statement of operations and balance sheet are presented following this discussion. The following table is a summary presentation of our segment performance with supplemental data provided for informational purposes.

Supplemental Data for Third Quarter 2010 and 2009:

	Three Months Ended September 30, 2010
		Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)	Total	Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - July 1, 2010	$41,660	$11,511	$2,871	$4,167	$8,744	$2,896	$—
Capital raised	551	—	—	426	75	50	—
Equity raised	—	—	—	—	—	—	—
Increase in invested capital	1,297	43	—	2	—	1,252	—
Capital acquisitions	—	—	—	—	—	—	—
Redemptions	(173)	—	—	(167)	(6)	—	—
SPV distributions [1]	(240)	—	—	(240)	—	—	—
RCA distributions [2]	(441)	—	—	—	(441)	—	—
Return of capital distributions	(132)	(5)	—	—	—	(127)	—
Crystallized Incentive Income	—	—	—	—	—	—	—
Equity buyback	—	—	—	—	—	—	—
Net Client Flows	267	—	—	—	—	—	—
Income (loss) and foreign exchange	1,203	71	202	105	218	56	—

AUM - Ending Balance	$43,992	$11,620	$3,073	$4,293	$8,590	$4,127	$—

Third-Party Capital Raised	$1,229	$—	$—	$426	$75	$728	$—

Segment Revenues
Management fees	$111	$37	$12	$19	$32	$11	$—
Incentive income	75	5	—	20	41	9	—
Unallocated Revenues	5

Total	191	42	12	39	73	20	—

Segment Expenses
Operating expenses	(78)	(9)	(8)	(18)	(35)	(8)	—
Profit sharing compensation expenses	(32)	(2)	—	(5)	(20)	(5)	—
Unallocated Expenses	(10)

Total	(120)	(11)	(8)	(23)	(55)	(13)	—

Fund Management DE	71	31	4	16	18	7	—

Investment Income	10						10
Interest Expense	(3)						(3)

Pre-tax Distributable Earnings	$78	$31	$4	$16	$18	$7	$7

	Three Months Ended September 30, 2009
		Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)	Total	Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - July 1, 2009	$30,796	$10,602	$3,193	$4,571	$9,673	$2,757	$—
Capital raised	460	—	—	187	—	273	—
Equity raised	—	—	—	—	—	—	—
Capital acquisitions [3]	170	—	—	—	170	—	—
Increase in invested capital	82	—	—	1	—	81	—
Redemptions	(384)	—	—	(384)	—	—	—
SPV distributions	(253)	—	—	(253)	—	—	—
RCA distributions [2]	(129)	—	—	—	(129)	—	—
Return of capital distributions	(148)	(24)	—	—	(8)	(116)	—
Crystallized Incentive Income	—	—	—	—	—	—	—
Equity buyback	—	—	—	—	—	—	—
Income (loss) and foreign exchange	1,136	479	86	361	(146)	356	—

AUM - Ending Balance	$31,730	$11,057	$3,279	$4,483	$9,560	$3,351	$—

Third-Party Capital Raised	$460	$—	$—	$187	$—	$273	$—

Segment Revenues
Management fee	$108	$32	$13	$18	$32	$13	$—
Incentive income	10	—	—	9	—	1	—

Total	118	32	13	27	32	14	—

Segment Expenses
Operating expenses	(58)	(7)	(8)	(14)	(24)	(5)	—
Profit sharing compensation expenses	(9)	—	—	(7)	(2)	—	—
Unallocated Expenses	—

Total	(67)	(7)	(8)	(21)	(26)	(5)	—

Fund Management DE	51	25	5	6	6	9	—

Investment Income	10						10
Interest Expense	(4)						(4)

Pre-tax Distributable Earnings	$57	$25	$5	$6	$6	$9	$6

[1]	Includes $142 million of SPV capital that ceased paying management fees in the third quarter.
[2]	Represents distributions from (i) assets held by redeeming capital accounts in our Drawbridge Special Opportunities Funds, and (ii) the Value Recovery Funds.
[3]	Represents $170 million of capital under management due to Fortress’s take over of management of the D.B. Zwirn funds and related investment vehicles.

Supplemental Data for the Nine Month Ended 2010 and 2009:

	Nine Months Ended September 30, 2010
	Total	Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2010	$31,476	$11,344	$3,232	$4,297	$9,256	$3,347	$—
Capital raised	1,941	—	—	1,377	205	359	—
Equity raised	2	—	2	—	—	—	—
Increase in invested capital	1,990	48	—	5	3	1,934	—
Capital acquisitions	11,448	—	—	—	—	—	—
Redemptions	(779)	—	—	(716)	(63)	—	—
SPV distribution [4]	(814)	—	—	(814)	—	—	—
RCA distributions [5]	(1,184)	—	—	—	(1,184)	—	—
Return of capital distributions	(1,769)	(167)	—	—	(3)	(1,599)	—
Crystallized Incentive Income	(8)	—	—	(8)	—	—	—
Equity buyback	(62)	—	(62)	—	—	—	—
Net Client Flows	117	—	—	—	—	—	—
Income (loss) and foreign exchange	1,634	395	(99)	152	376	86	—

AUM - Ending Balance	$43,992	$11,620	$3,073	$4,293	$8,590	$4,127	$—

Third-Party Capital Raised	$3,650	$—	$—	$1,377	$205	$2,068	$—

Segment Revenues
Management fees	$338	$103	$36	$58	$109	$32	$—
Incentive income	224	5	—	24	54	141	—
Unallocated Revenues	9

Total	571	108	36	82	163	173	—

Segment Expenses
Operating expenses	(203)	(26)	(23)	(48)	(87)	(19)	—
Profit sharing compensation expenses	(112)	(2)	—	(9)	(29)	(72)	—
Unallocated Expenses	(20)

Total	(335)	(28)	(23)	(57)	(116)	(91)	—

Fund Management DE	236	80	13	25	47	82	—

Investment Income	22						22
Interest Expense	(11)						(11)

Pre-tax Distributable Earnings	$247	$80	$13	$25	$47	$82	$11

	Nine Months Ended September 30, 2009
	Total	Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2009	$29,229	$10,307	$3,182	$7,169	$6,269	$2,302	$—
Capital raised	702	—	—	295	—	407	—
Equity raised	—	—	—	—	—	—	—
Capital acquisitions [6]	3,310	—	—	—	3,310	—	—
Increase in invested capital	845	70	—	1	2	772	—
Redemptions	(3,353)	—	—	(3,353)	—	—	—
SPV distributions	(363)	—	—	(363)	—	—	—
RCA distributions [5]	(432)	—	—	—	(432)	—	—
Return of capital distributions	(893)	(117)	—	—	(16)	(760)	—
Crystallized Incentive Income	—	—	—	—	—	—	—
Equity buyback	—	—	—	—	—	—	—
Income (loss) and foreign exchange	2,685	797	97	734	427	630	—

AUM - Ending Balance	$31,730	$11,057	$3,279	$4,483	$9,560	$3,351	$—

Third-Party Capital Raised	$702	$—	$—	$295	$—	$407	$—

Segment Revenues
Management fee	$324	$109	$37	$61	$90	$27	$—
Incentive income	18	—	—	9	1	8	—

Total	342	109	37	70	91	35	—

Segment Expenses
Operating expenses	(173)	(27)	(21)	(39)	(70)	(16)	—
Profit sharing compensation expenses	(21)	—	—	(12)	(5)	(4)	—
Unallocated Expenses	—

Total	(194)	(27)	(21)	(51)	(75)	(20)	—

Fund Management DE	148	82	16	19	16	15	—

Investment Income	(3)						(3)
Interest Expense	(20)						(20)

Pre-tax Distributable Earnings	$125	$82	$16	$19	$16	$15	$(23)

[4]	Includes $142 million of SPV capital that ceased paying management fees in the third quarter.
[5]	Represents distributions from (i) assets held by redeeming capital accounts in our Drawbridge Special Opportunities Funds, and (ii) the Value Recovery Funds.
[6]	Represents $3.3 billion of capital under management due to Fortress’s take over of management of the D.B. Zwirn funds and related investment vehicles.

Overview

We managed $44.0 billion of assets in private equity funds, liquid hedge funds, credit funds and our traditional asset management business at September 30, 2010. We earn management fees based on the amount of capital we manage, incentive income based on the performance of our alternative investment funds, and investment income (loss) from our principal investments.

In the third quarter of 2010, we generated fund management distributable earnings of $71 million. Including principal investments, Fortress generated pre-tax DE of $78 million.

For the quarter ended September 30, 2010, the private equity segments accounted for approximately 28% of total segment revenues, the liquid hedge funds segment accounted for approximately 20% of total segment revenues, the credit funds segments accounted for approximately 49% of total segment revenues and the traditional asset management business accounted for approximately 3% of total segment revenues.

Private Equity – Funds

For the quarter ended September 30, 2010, the Company’s private equity funds had pre-tax DE of $31 million compared to pre-tax DE of $25 million for the quarter ended September 30, 2009.

Assets under management for private equity funds was $11.6 billion at September 30, 2010 compared to $11.1 billion at September 30, 2009.

Private Equity – Castles

For the quarter ended September 30, 2010, the Company’s Castles generated pre-tax DE of $4 million compared to $5 million for the quarter ended September 30, 2009.

Assets under management for the Castles was $3.1 billion at September 30, 2010 compared to $3.3 billion at September 30, 2009.

Liquid Hedge Funds

For the quarter ended September 30, 2010, the Company’s liquid hedge fund business generated pre-tax DE of $16 million compared to $6 million for the quarter ended September 30, 2009.

Assets under management for the liquid hedge funds was $4.3 billion at September 30, 2010 compared to $4.5 billion at September 30, 2009.

The following table shows our Assets Under Management by fund:

(dollars in billions)	September 30, 2010	December 31, 2009	September 30, 2009
Macro Funds [7]	$3.2	$3.4	$3.6
Fortress Commodities Funds [8]	$1.1	$0.9	$0.9

[7]

Combined AUM for Fortress Macro Onshore Fund L.P., Fortress Macro Offshore Fund L.P., Fortress Macro Fund Ltd., Fortress Macro managed accounts, Drawbridge Global Macro Fund L.P., Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Macro Alpha Intermediate Fund L.P., DBGM Offshore Ltd., DBGM Onshore L.P. and DBGM Alpha V Ltd.

[8]	Combined AUM for Fortress Commodities Fund L.P., Fortress Commodities MA1 L.P. and Fortress Commodities managed accounts.

The following table shows our gross and net returns by fund:9

	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010	Estimated Ten Months Ended October 31, 2010
Gross Returns

Fortress Macro Offshore Fund L.P.	4.7%	8.8%	11.4%
Drawbridge Global Macro Fund Ltd.	4.1%	7.4%	9.7%
Fortress Commodities Fund L.P.	-1.2%	-1.6%	1.9%

Net Returns

Fortress Macro Offshore Fund L.P.	3.3%	5.8%	7.6%
Drawbridge Global Macro Fund Ltd.	3.2%	5.3%	7.0%
Fortress Commodities Fund L.P.	-1.7%	-3.1%	0.1%

Credit – Hedge Funds

For the quarter ended September 30, 2010, the Company’s credit hedge fund business generated pre-tax DE of $18 million compared to $6 million for the quarter ended September 30, 2009.

Assets under management for the credit hedge funds was $8.6 billion at September 30, 2010 compared to $9.6 billion at September 30, 2009.

The following table shows our Assets Under Management by fund:

(dollars in billions)	September 30, 2010	December 31, 2009	September 30, 2009
Drawbridge Special Opportunities Funds [10]	$5.2	$5.2	$5.3
Fortress Partners Funds [11]	$1.6	$1.6	$1.5
Fortress Value Recovery Funds [12]	$1.8	$2.5	$2.8

[9]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

[10]

Combined AUM for Drawbridge Special Opportunities Fund Ltd., Drawbridge Special Opportunities Fund L.P., Drawbridge Special Opportunities Fund managed accounts, Worden Fund L.P. and Worden Fund II L.P.

[11]	Combined AUM for Fortress Partners Offshore Fund L.P. and Fortress Partners Fund L.P.
[12]

Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

The following table shows our gross and net returns by fund:13

	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010
Gross Returns

Drawbridge Special Opportunities L.P. [14]	8.5%	22.0%
Drawbridge Special Opportunities Ltd. [14]	11.2%	24.5%
Fortress Partners Fund L.P.	3.6%	6.9%
Fortress Partners Offshore Fund L.P.	3.7%	7.6%

Net Returns

Drawbridge Special Opportunities L.P. [14]	6.7%	18.7%
Drawbridge Special Opportunities Ltd. [14]	8.4%	20.0%
Fortress Partners Fund L.P.	3.3%	6.0%
Fortress Partners Offshore Fund L.P.	3.5%	6.7%

Credit – Private Equity Funds

For the quarter ended September 30, 2010, the Company’s credit private equity fund business generated pre-tax DE of $7 million as compared to $9 million for the quarter ended September 30, 2009.

Assets under management for the credit private equity funds was $4.1 billion at September 30, 2010 compared to $3.4 billion at September 30, 2009. As of September 30, 2010, the credit private equity funds have approximately $3.0 billion of uncalled or recallable committed capital that will become assets under management when invested.

Principal Investments

At September 30, 2010, we had $744 million of segment assets (excluding cash and cash equivalents) in our principal investments segment, compared to $805 million (excluding cash and cash equivalents) at September 30, 2009. Segment asset totals do not include net unrealized gains of $172 million, primarily on private equity type investments, which would be recognized as segment investment income when realized.

Our principal investments segment generated a net gain of $7 million for the three months ended September 30, 2010, due primarily to gains of $10 million from our balance sheet investments offset by $3 million of interest expense.

We had $113 million of unfunded commitments to our principal investments as of September 30, 2010, of which we estimate that approximately $29 million will never be funded based on the funds’ operating agreements.

Segment Expenses

Segment expenses were $120 million in the third quarter of 2010, up from $67 million for the third quarter of 2009. Segment expenses for the third quarter of 2010 included $32 million of profit sharing compensation, which is a function of revenues earned from our various funds and managed accounts.

[13]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[14]

The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008 and December 31, 2009 redemptions.

The Company had $296 million of share-based compensation expense (primarily relating to expense recorded in connection with the principals agreement, the issuance of restricted stock units to Fortress employees, and the issuance of restricted partnership units) for the quarter ended September 30, 2010, which contributed to our reporting a GAAP net loss. Share-based compensation expense is not included in segment expenses or in the calculation of distributable earnings.

Corporate Credit Agreement

In October 2010, we executed a new credit agreement and repaid the previous credit agreement in full. The new credit agreement includes a $280 million term loan and a $60 million revolving credit facility. The new term loan expires in October 2015, the new revolver expires in October 2013 and the credit agreement bears an interest rate of LIBOR plus 400 basis points (with a minimum LIBOR rate of 1.75%).

As of October 31, 2010, we have $280 million of debt outstanding and have capacity available of $50 million under our revolving credit facility.

Dividend Policy

Each quarter, we evaluate whether to pay quarterly dividends on our Class A shares. The amount of any dividends will be determined by our board of directors. However, no assurance can be given that any dividends, whether quarterly or otherwise, will or can be paid. In determining the amount of any dividends, our board will take into account various factors, including our financial performance, on both an actual and projected basis, earnings, liquidity and the operating performance of our segments as assessed by management.

Non-GAAP Information

Fortress discloses certain non-GAAP financial information, which management believes provides a meaningful basis for comparison among present and future periods. The following are non-GAAP measures used in the accompanying financial information:

•	Pre-tax DE and pre-tax DE per dividend paying share

•	Fund management distributable earnings

•	Segment revenues

•	GAAP net income excluding principals agreement compensation

•	Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

We urge you to read the reconciliation of such data to the related GAAP measures appearing in the exhibits to this release.

Conference Call

Management will host a conference call today, Friday, November 5, 2010 at 8:30 a.m. (Eastern Time). A copy of the earnings release is posted to the Investor Relations section of Fortress’s website, www.fortress.com.

All interested parties are welcome to participate on the live call. The conference call may be accessed by dialing 1-877-252-8576 (from within the U.S.) or 1-706-679-1521 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Fortress Third Quarter Earnings Call.”

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fortress.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available until 11:59 P.M. Eastern Time on Friday, November 12, 2010 by dialing 1-800-642-1687 (from within the U.S.) or 1-706-645-9291 (from outside of the U.S.); please reference access code “18392742.”

About Fortress

Fortress is a leading global investment manager with approximately $44.0 billion in assets under management as of September 30, 2010. Fortress offers alternative and traditional investment products and was founded in 1998. For more information regarding Fortress Investment Group LLC or to be added to our e-mail distribution list, please visit www.fortress.com.

Cautionary Note Regarding Forward-Looking Statements — Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our sources of management fees, incentive income and investment income (loss), estimated fund performance, the amount and source of expected capital commitments and amount of redemptions. These statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the sources and amounts of management fees, incentive income and investment income, the amount and source of expected capital commitments for any new fund or redemption amounts may differ, possibly materially, from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q, which is, or will be, available on the Company’s website (www.fortress.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Fortress Investment Group LLC

Consolidated Statements of Operations (Unaudited)

(dollars in thousands, except share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenues
Management fees: affiliates	$107,752	$106,926	$327,182	$321,003
Management fees: non-affiliates	8,628	1,748	17,513	3,522
Incentive income: affiliates	7,487	7,638	53,892	14,596
Incentive income: non-affiliates	371	279	8,679	1,264
Expense reimbursements from affiliates	36,745	24,952	100,606	58,660
Other revenues	1,242	2,140	5,871	6,021

	162,225	143,683	513,743	405,066

Expenses
Interest expense	3,549	4,451	11,043	20,242
Compensation and benefits	184,107	132,033	523,029	354,725
Principals agreement compensation	239,975	239,975	712,101	712,101
General, administrative and other	26,620	18,461	71,970	56,680
Depreciation and amortization	3,361	2,719	9,337	8,121

	457,612	397,639	1,327,480	1,151,869

Other Income (Loss)
Gains (losses)	2,025	20,189	(10,360)	37,157
Tax receivable agreement liability adjustment	—	—	1,317	(55)
Earnings (losses) from equity method investees	16,941	40,345	42,972	56,553

	18,966	60,534	33,929	93,655

Income (Loss) Before Income Taxes	(276,421)	(193,422)	(779,808)	(653,148)
Income tax benefit (expense)	4,545	3,116	(4,641)	4,831

Net Income (Loss)	$(271,876)	$(190,306)	$(784,449)	$(648,317)

Principals’ and Others’ Interests in Income (Loss) of Consolidated Subsidiaries	$(177,221)	$(131,704)	$(513,259)	$(477,964)

Net Income (Loss) Attributable to Class A Shareholders	$(94,655)	$(58,602)	$(271,190)	$(170,353)

Dividends declared per Class A share	$—	$—	$—	$—

Earnings Per Class A share - Fortress Investment Group
Net income (loss) per Class A share, basic	$(0.57)	$(0.41)	$(1.70)	$(1.50)

Net income (loss) per Class A share, diluted	$(0.62)	$(0.43)	$(1.75)	$(1.53)

Weighted average number of Class A shares outstanding, basic	168,907,106	143,627,823	163,920,012	118,638,707

Weighted average number of Class A shares outstanding, diluted	469,180,958	454,064,379	466,666,392	430,159,270

Fortress Investment Group LLC

Consolidated Balance Sheets

(dollars in thousands, except share data)

	September 30, 2010 (Unaudited)	December 31, 2009
Assets
Cash and cash equivalents	$233,724	$197,099
Due from affiliates	148,069	64,511
Investments	907,456	867,215
Deferred tax asset	459,015	440,639
Other assets	117,736	90,803

	$1,866,000	$1,660,267

Liabilities and Equity

Liabilities
Accrued compensation and benefits	$184,898	$131,134
Due to affiliates	341,516	345,976
Deferred incentive income	252,885	160,097
Debt obligations payable	355,900	397,825
Other liabilities	76,729	25,921

	1,211,928	1,060,953

Commitments and Contingencies

Equity
Class A shares, no par value, 1,000,000,000 shares authorized, 168,916,882 and 145,701,622 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively	—	—
Class B shares, no par value, 750,000,000 shares authorized, 300,273,852 and 307,773,852 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively	—	—
Paid-in capital	1,362,359	1,029,536
Retained earnings (accumulated deficit)	(1,039,184)	(767,994)
Accumulated other comprehensive income (loss)	(2,015)	(325)

Total Fortress shareholders’ equity	321,160	261,217
Principals’ and others’ interests in equity of consolidated subsidiaries	332,912	338,097

Total equity	654,072	599,314

	$1,866,000	$1,660,267

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended			Nine Months Ended September 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009		March 31, 2010	June 30, 2010	September 30, 2010
Fortress

Assets Under Management
Private Equity & Castles	$13,239	$13,795	$14,336	$14,576	$14,576	$14,610	$14,382	$14,693	$14,693
Liquid Hedge Funds	4,809	4,571	4,483	4,297	4,297	4,273	4,167	4,293	4,293
Credit Hedge Funds	6,215	9,673	9,560	9,256	9,256	9,117	8,744	8,590	8,590
Credit Private Equity Funds	2,039	2,757	3,351	3,347	3,347	2,197	2,896	4,127	4,127
Traditional Asset Management	—	—	—	—	—	—	11,471	12,289	12,289

AUM - Ending Balance	$26,302	$30,796	$31,730	$31,476	$31,476	$30,197	$41,660	$43,992	$43,992

Third-Party Capital Raised	$9	$233	$460	$677	$1,379	$890	$1,531	$1,229	$3,650

Segment Revenues
Management fees	$106	$110	$108	$100	$424	$108	$119	$111	$338
Incentive income	1	7	10	57	75	99	50	75	224
Unallocated revenues	—	—	—	—	—	—	4	5	9

Total	107	117	118	157	499	207	173	191	571

Segment Expenses
Operating expenses	(59)	(56)	(58)	(70)	(243)	(64)	(61)	(78)	(203)
Profit sharing compensation expenses	(4)	(8)	(9)	(26)	(47)	(50)	(30)	(32)	(112)
Unallocated expenses	—	—	—	(1)	(1)	(1)	(9)	(10)	(20)

Total	(63)	(64)	(67)	(97)	(291)	(115)	(100)	(120)	(335)

Fund Management DE	$44	$53	$51	$60	$208	$92	$73	$71	$236

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended					Three Months Ended			Nine Months Ended September 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010
Private Equity Funds & Castles

Assets Under Management
Private Equity Funds	$10,161	$10,602	$11,057	$11,344	$11,344	$11,555	$11,511	$11,620	$11,620
Castles	3,078	3,193	3,279	3,232	3,232	3,055	2,871	3,073	3,073

AUM - Ending Balance	$13,239	$13,795	$14,336	$14,576	$14,576	$14,610	$14,382	$14,693	$14,693

Third-Party Capital Raised	$—	$—	$—	$—	$—	$—	$—	$—	$—

Segment Revenues
Management fees	$49	$52	$45	$35	$181	$45	$45	$49	$139
Incentive income	—	—	—	36	36	—	—	5	5

Total	49	52	45	71	217	45	45	54	144

Segment Expenses
Operating expenses	(16)	(17)	(15)	(19)	(67)	(17)	(15)	$(17)	(49)
Profit sharing compensation expenses	—	—	—	(13)	(13)	—	—	(2)	(2)

Total	(16)	(17)	(15)	(32)	(80)	(17)	(15)	(19)	(51)

Fund Management DE	$33	$35	$30	$39	$137	$28	$30	$35	$93

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended					Three Months Ended			Nine Months Ended September 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010
Liquid Hedge Funds
Assets Under Management
Fortress Macro Funds [15]	$—	$1,174	$1,544	$1,986	$1,986	$2,482	$2,427	$2,810	$2,810
Drawbridge Global Macro Funds [16]	3,781	2,484	2,074	1,429	1,429	771	657	408	408
Fortress Commodities Funds [17]	1,028	913	865	882	882	1,020	1,083	1,075	1,075

AUM - Ending Balance	$4,809	$4,571	$4,483	$4,297	$4,297	$4,273	$4,167	$4,293	$4,293

Third-Party Capital Raised	$9	$99	$187	$409	$704	$634	$317	$426	$1,377

Segment Revenues
Management fees	$23	$20	$18	$19	$80	$19	$20	$19	$58
Incentive income	—	—	9	5	14	6	(2)	20	24

Total	23	20	27	24	94	25	18	39	82
Segment Expenses
Operating expenses	(14)	(11)	(14)	(18)	(57)	(14)	(16)	(18)	(48)
Profit sharing compensation expenses	(3)	(2)	(7)	(4)	(16)	(3)	(1)	(5)	(9)

Total	(17)	(13)	(21)	(22)	(73)	(17)	(17)	(23)	(57)

Fund Management DE	$6	$7	$6	$2	$21	$8	$1	$16	$25

Returns
Gross Returns [18]
Fortress Macro Offshore Fund L.P.	N/A	4.3%	4.9%	3.9%	13.7%	4.3%	-0.3%	4.7%	8.8%
Drawbridge Global Macro Fund Ltd.	5.7%	6.2%	7.9%	4.4%	26.5%	4.2%	-1.0%	4.1%	7.4%
Fortress Commodities Fund L.P.	0.0%	2.3%	5.2%	3.2%	11.0%	-3.0%	2.7%	-1.2%	-1.6%
Net Returns [18]
Fortress Macro Offshore Fund L.P.	N/A	3.2%	3.6%	2.7%	9.8%	3.0%	-0.7%	3.3%	5.8%
Drawbridge Global Macro Fund Ltd.	5.2%	5.8%	7.4%	3.9%	24.2%	3.7%	-1.5%	3.2%	5.3%
Fortress Commodities Fund L.P.	-0.5%	1.8%	3.9%	2.0%	7.3%	-3.5%	2.2%	-1.7%	-3.1%

[15]	Combined AUM for Fortress Macro Onshore Fund L.P., Fortress Macro Offshore Fund L.P., Fortress Macro Fund Ltd. and Fortress Macro managed accounts.
[16]

Combined AUM for Drawbridge Global Macro Fund L.P., Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Macro Alpha Intermediate Fund L.P., DBGM Offshore Ltd., DBGM Onshore L.P., DBGM Alpha V Ltd. and Drawbridge Global Macro managed accounts.

[17]	Combined AUM for Fortress Commodities Fund L.P., Fortress Commodities MA1 L.P. and Fortress Commodities managed accounts.
[18]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended					Three Months Ended			Nine Months Ended September 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010
Credit Hedge Funds

Assets Under Management
Drawbridge Special Opportunities Funds [19]	$4,915	$5,097	$5,296	$5,209	$5,209	$5,227	$5,176	$5,200	$5,200
Fortress Partners Funds [20]	1,300	1,436	1,513	1,584	1,584	1,564	1,539	1,604	1,604
Value Recovery Funds [21]	—	3,140	2,751	2,463	2,463	2,326	2,029	1,786	1,786

AUM - Ending Balance	$6,215	$9,673	$9,560	$9,256	$9,256	$9,117	$8,744	$8,590	$8,590

Third-Party Capital Raised	$—	$—	$—	$—	$—	$81	$49	$75	$205

Segment Revenues
Management fees	$28	$30	$32	$33	$123	$34	$43	$32	$109
Incentive income	1	—	—	1	2	8	5	41	54

Total	29	30	32	34	125	42	48	73	163

Segment Expenses
Operating expenses	(25)	(21)	(24)	(27)	(97)	(27)	(25)	(35)	(87)
Profit sharing compensation expenses	(1)	(2)	(2)	(1)	(6)	(4)	(5)	(20)	(29)

Total	(26)	(23)	(26)	(28)	(103)	(31)	(30)	(55)	(116)

Fund Management DE	$3	$7	$6	$6	$22	$11	$18	$18	$47

Returns
Gross Returns [22]
Drawbridge Special Opportunities L.P. [23]	3.6%	7.8%	7.4%	6.3%	27.5%	7.5%	4.6%	8.5%	22.0%
Drawbridge Special Opportunities Ltd. [23]	4.0%	6.5%	10.8%	7.9%	32.6%	7.6%	4.1%	11.2%	24.5%
Fortress Partners Funds L.P.	-1.7%	8.8%	5.0%	5.1%	18.0%	3.3%	-0.1%	3.6%	6.9%
Fortress Partners Funds Ltd.	-1.1%	9.5%	4.7%	6.0%	20.2%	2.9%	0.7%	3.7%	7.6%

Net Returns [22]
Drawbridge Special Opportunities L.P. [23]	3.1%	7.3%	6.8%	5.8%	25.0%	6.9%	4.0%	6.7%	18.7%
Drawbridge Special Opportunities Ltd. [23]	3.5%	6.0%	10.3%	7.4%	30.0%	7.0%	3.4%	8.4%	20.0%
Fortress Partners Funds L.P.	-2.0%	8.5%	4.7%	4.8%	16.7%	3.0%	-0.3%	3.3%	6.0%
Fortress Partners Funds Ltd.	-1.4%	9.2%	4.4%	5.7%	18.9%	2.6%	0.5%	3.5%	6.7%

[19]

Combined AUM for Drawbridge Special Opportunities Fund Ltd., Drawbridge Special Opportunities Fund L.P., Drawbridge Special Opportunities Fund managed accounts, Worden Fund L.P. and Worden Fund II L.P.

[20]	Combined AUM for Fortress Partners Offshore Fund L.P. and Fortress Partners Fund L.P.
[21]

Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

[22]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[23]

The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008 and December 31, 2009 redemptions.

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended			Nine Months Ended September 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009		March 31, 2010	June 30, 2010	September 30, 2010
Credit Private Equity Funds

Assets Under Management
Long Dated Value Funds	$537	$537	$569	$623	$623	$665	$660	$662	$662
Real Assets Funds	207	207	178	164	164	167	167	200	200
Fortress Credit Opportunities Funds [24]	1,295	1,876	2,224	2,074	2,074	859	1,236	2,333	2,333
Asia Funds (including FJOF) [25]	—	137	380	486	486	506	833	932	932

AUM - Ending Balance	$2,039	$2,757	$3,351	$3,347	$3,347	$2,197	$2,896	$4,127	$4,127

Third-Party Capital Raised	$—	$134	$273	$268	$675	$175	$1,165	$728	$2,068

Segment Revenues
Management fees	$6	$8	$13	$13	$40	$10	$11	$11	$32
Incentive income	—	7	1	15	23	85	47	9	141

Total	6	15	14	28	63	95	58	20	173

Segment Expenses
Operating expenses	(4)	(7)	(5)	(6)	(22)	(6)	(5)	(8)	(19)
Profit sharing compensation expenses	—	(4)	—	(8)	(12)	(43)	(24)	(5)	(72)

Total	(4)	(11)	(5)	(14)	(34)	(49)	(29)	(13)	(91)

Fund Management DE	$2	$4	$9	$14	$29	$46	$29	$7	$82

[24]	Combined AUM for Credit Opportunities Fund, Credit Opportunities Fund II, FTS SIP L.P., FCO MA LSS, FCO MA II and Net Lease Fund I.
[25]	Combined AUM for Japan Opportunities Fund and Global Opportunities Fund.

Fortress Investment Group LLC

Exhibit 2

Reconciliation of Fund Management DE to Pre-tax Distributable Earnings and GAAP Net Income (Loss) and

Reconciliation of Segment Revenues to GAAP Revenues

(dollars in millions)

	Three Months Ended					Three Months Ended			Nine Months Ended September 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010
Fund Management DE	$44	$53	$51	$60	$208	$92	$73	$71	$236

Investment Income (Loss)	(27)	14	10	(55)	(58)	8	4	10	22
Interest Expense	(8)	(8)	(4)	(4)	(24)	(4)	(4)	(3)	(11)

Pre-tax Distributable Earnings	$9	$59	$57	$1	$126	$96	$73	$78	$247

Private Equity incentive income	—	—	—	3	3	(67)	(18)	(8)	(93)
Hedge Fund incentive income	—	—	(2)	2	—	(6)	(4)	(59)	(69)
Reserve for clawback	—	—	—	(27)	(27)	—	—	—	—
Distributions of earnings from equity method investees	—	—	—	(1)	(1)	(6)	(3)	(2)	(11)
Earnings (losses) from equity method investees	(39)	37	29	(7)	20	13	4	7	24
Gains (losses) on options	—	—	1	—	1	1	(1)	—	—
Gains (losses) on other Investments	(2)	20	19	(13)	24	—	(12)	2	(10)
Incentive income guarantee recorded as a loss	—	—	—	3	3	—	—	—	—
Impairment of investments	32	—	2	67	101	4	1	—	5
Amortization of intangible assets and impairment of goodwill	—	—	—	—	—	—	—	(1)	(1)
Employee equity-based compensation	(53)	(53)	(61)	(61)	(228)	(64)	(49)	(56)	(169)
Principal compensation	(235)	(237)	(240)	(240)	(952)	(235)	(237)	(240)	(712)
Employee portion of incentive income	—	—	—	10	10	—	—	—	—
Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	220	128	133	179	660	180	161	180	521
Tax receivable agreement liability reduction	—	—	—	—	—	1	—	—	1
Taxes	1	1	3	—	5	(1)	(8)	5	(4)

GAAP Net Income (Loss) Attributable to Class A Shareholders	$(67)	$(45)	$(59)	$(84)	$(255)	$(84)	$(93)	$(94)	$(271)

Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	(220)	(126)	(131)	(177)	(654)	(177)	(159)	(177)	(513)

GAAP Net Income (Loss)	$(287)	$(171)	$(190)	$(261)	$(909)	$(261)	$(252)	$(271)	$(784)

Segment Revenues	$107	$117	$118	$157	$499	$207	$173	$191	$571

Adjust management fees	—	—	—	14	14	1	(3)	—	(2)
Adjust incentive income	—	—	(2)	(21)	(23)	(74)	(21)	(67)	(162)
Other revenues	15	22	28	29	94	26	43	38	107

GAAP Revenues	$122	$139	$144	$179	$584	$160	$192	$162	$514

“Distributable earnings” is our supplemental measure of operating performance. It reflects the value created which management considers available for distribution during any period. As compared to generally accepted accounting principles (“GAAP”) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income and it is not necessarily indicative of liquidity or cash available to fund our operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to our financial statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

Our management uses distributable earnings:

•	in its determination of periodic distributions to equity holders;

•	in making operating decisions and assessing the performance of each of our core businesses;

•	for planning purposes, including the preparation of our annual operating budgets; and

•	as a valuation measure in strategic analyses in connection with the performance of our funds and the performance of our employees.

Growing distributable earnings is a key component to our business strategy and distributable earnings is the supplemental measure used by our management to evaluate the economic profitability of each of our businesses and our total operations. Therefore, we believe that it provides useful information to our investors in evaluating our operating performance. Our definition of distributable earnings is not based on any definition contained in our amended and restated operating agreement.

Fortress Investment Group LLC

Exhibit 3

Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement

Compensation to GAAP Net Income (Loss)

(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30 , 2010	September 30 , 2009	September 30 , 2010	September 30 , 2009
GAAP net loss	$(271,876)	$(190,306)	$(784,449)	$(648,317)
Principals agreement compensation	239,975	239,975	712,101	712,101

GAAP net income (loss) excluding principals agreement compensation	$(31,901)	$49,669	$(72,348)	$63,784

Fortress Investment Group LLC

Exhibit 4

Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

	Three Months Ended September 30,
	2010	2009
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	168,907,106	143,627,823

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(2,024,800)	(1,158,673)
Weighted average fully vested restricted Class A shares	(224,744)	(99,520)

Weighted Average Class A Shares Outstanding	166,657,562	142,369,630

Weighted average restricted Class A shares [26]	426,669	183,173
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	2,024,800	1,158,673
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	18,992,319	25,480,488
Weighted average Fortress Operating Group units	300,273,852	310,436,556
Weighted average Fortress Operating Group RPUs	31,000,000	31,000,000

Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)	519,375,202	510,628,520

	Nine Months Ended September 30,
	2010	2009
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	163,920,012	118,638,707

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(5,632,820)	(1,137,275)
Weighted average fully vested restricted Class A shares	(157,170)	(92,890)

Weighted Average Class A Shares Outstanding	158,130,022	117,408,542

Weighted average restricted Class A shares [26]	310,168	138,999
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	5,632,820	1,137,275
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	19,474,536	23,794,771
Weighted average Fortress Operating Group units	302,746,380	311,520,563
Weighted average Fortress Operating Group RPUs	31,000,000	31,000,000

Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)	517,293,926	485,000,150

[26]	Includes both fully vested and nonvested weighted average restricted class A shares.